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[NATIONSBANK LOGO]
                                                               EXHIBIT 10.15(b)

ISSUING BANK:
NATIONSBANK, N.A. (SOUTH)

L/C NO: 020182
AMENDMENT NO: 01
AMENDMENT DATE: 07JAN97

BENEFICIARY:                               APPLICANT:
OPUS SOUTHWEST CORPORATION                 SYNTELLECT INC.
4742 N. 24TH STREET, SUITE 100             1000 HOLCOMB WOODS PARKWAY
PHOENIX, AZ 85016                          BUILDING 410-A
ATTN: THOMAS W. ROBERTS, PRESIDENT         ROSWELL, GA 30076-2585


WE HEREBY AMEND THE ABOVE REFERENCED STANDBY LETTER OF CREDIT AS FOLLOWS:

THE LETTER OF CREDIT AMOUNT IS INCREASED BY USD 165,800.00 TO A NEW AGGREGATE TOTAL OF USD 1,100,000.00

1. THIS LETTER OF CREDIT NO. SA20182096 IS CHANGED TO LETTER OF CREDIT
NO. 020182.

2. THE PLACE OF EXPIRY AND PRESENTATION HAS BEEN CHANGED TO 901 MAIN STREET, 9TH FLOOR, DEPARTMENT OF TRADE SERVICE, NATIONSBANK PLAZA, DALLAS, TEXAS 75202. TELEPHONE NO. (214) 508-9735, FAX (214) 508-3928.

ALL OTHER TERMS UNCHANGED. THIS IS THE OPERATIVE INSTRUMENT WHICH FORMS AN INTEGRAL PART OF LETTER OF CREDIT NO. 020182 AND SHOULD BE ATTACHED THERETO.

FOR ASSISTANCE PLEASE CALL CYNTHIA YANG AT 214-508-9735.

/s/ Ginger Downs
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AUTHORIZED SIGNATURE
NATIONSBANK, N.A. (SOUTH)

IRREVOCABLE STANDBY LETTER OF CREDIT NO. 020182, PAGE 1

COPY - NOT NEGOTIABLE